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                                                                   Exhibit 10.66


                               SECURITY AGREEMENT
                               (SPRINGING LIEN B)

         THIS SECURITY AGREEMENT (this "AGREEMENT") is entered into as of November 8, 1999, by and between DVI BUSINESS CREDIT CORPORATION, a Delaware corporation ("LENDER"), and those entities listed on EXHIBIT "A" attached hereto (each a "GUARANTOR"), each of which is, directly or indirectly, a subsidiary of US Diagnostic Inc., a Delaware corporation ("BORROWER").

                                    SECTION 1

                                   DEFINITIONS

         SECTION 1.1. SPECIFIC DEFINITIONS. The following definitions apply:

         "ACCOUNT DEBTORS" mean each Guarantor's customers, the insurance companies or other payors responsible for their customers' obligations and all other persons who are obligated or indebted to a Guarantor in any manner, whether directly or indirectly, primarily or secondarily, contingently or otherwise, with respect to Accounts.

         "ACCOUNTS" mean all accounts, contract rights, instruments, documents, general intangibles, chattel paper and obligations in any form owing to a Guarantor arising out of the sale or lease of goods or the rendition of services by a Guarantor whether or not earned by performance; all credit insurance, guaranties, letters of credit, advises of credit and other security for any of the above; all merchandise returned to or reclaimed by Guarantor; and each Guarantor's Books relating to any of the foregoing.

         "COLLATERAL" has the meaning specified in SECTION 3.1 hereof.

         "EVENT OF DEFAULT" has the meaning specified in SECTION 10 hereof.

         "GUARANTOR'S BOOKS" means all of each Guarantor's books and records including but not limited to: minute books, ledgers; records indicating, summarizing or evidencing a Guarantor's assets, liabilities and the Accounts; all information relating to a Guarantor's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs and other computer-prepared information and the equipment containing such information; provided, however, that confidential patient records are not included therein, except to the extent otherwise permitted by law.

         "GUARANTY" means those certain Unconditional Continuing Guaranties dated February 25, 1997, or June 29, 1999, as the case may be, given by each Guarantor to Lender, as acknowledged and confirmed by that certain Acknowledgement and Confirmation of Guaranties of even date herewith pursuant to which Guarantors have unconditionally guaranteed Borrower's obligations under the Loan Agreement.



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         "LIEN" means any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including any interest of a vendor under a conditional sale contract or consignment and any interest of a lessor under a capital lease.

         "LOAN" means each loan or any other loan or loans made by Lender to Borrower pursuant to the Loan Agreement.

         "LOAN AGREEMENT" means the Loan and Security Agreement dated February 25, 1997, between Borrower and Lender, as amended, pursuant to which Lender has agreed to extend Advances to Borrower in an aggregate amount not to exceed Thirty-Five Million Dollars ($35,000,000.00).

         "OBLIGATIONS" mean the due and punctual payment of all amounts due under the Guaranty and the performance of all obligations of each Guarantor thereunder.

         "PERMITTED LIENS" means (i) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not yet due or is being contested as permitted in this Agreement; (ii) Liens and priority claims incidental to the conduct of business or the ownership of properties and assets (including warehouse's and attorney's Liens and statutory landlord's Liens); deposits, pledges or Liens to secure the performance of bids, tenders, or trade contracts, or to secure statutory obligations; and surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided that in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings; and further provided that any such warehouse's or statutory landlord's Liens have been subordinated to the Liens of Lender in a manner satisfactory to Lender; (iii) Liens granted to Lender or any Affiliate of Lender and (iv) Liens existing on the date of this Agreement that secure indebtedness outstanding on such date and that are disclosed on SCHEDULE
1.1 hereto.

         SECTION 1.2. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND UNIFORM COMMERCIAL CODE. All financial terms used in this Agreement other than those defined in Section 1, have the meanings accorded to them under GAAP. All other terms used in this Agreement, other than those defined in this SECTION 1, have the meanings accorded to them in the Uniform Commercial Code as is enacted in any applicable jurisdiction.

         SECTION 1.3. CONSTRUCTION.

         (a) Unless the context of this Agreement clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

         (b) Neither this Agreement nor any uncertainty or ambiguity herein may be construed or resolved against any party hereto, whether under any rule of construction or




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otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their respective counsel and is entitled to be construed and interpreted according to the ordinary meaning of the words used so as to accomplish the purposes and intentions of all parties hereto fairly.

         SECTION 1.4. LOAN AGREEMENT. Capitalized terms used but not otherwise defined herein have the meaning given to them in the Loan Agreement.

                                    SECTION 2

                                      LOAN

         SECTION 2.1. THE LOAN. Subject to the terms and conditions and relying on the representations and warranties set forth in the Loan Agreement, Lender has advanced, or will advance, to and for the benefit of Borrower and Borrower has borrowed, or will borrow, from Lender one or more revolving loans in an aggregate amount not to exceed Thirty-Five Million Dollars ($35,000,000). As a condition of Amendment No. 4 to the Loan Agreement, Borrower was required to deliver this Security Agreement signed by certain of its, directly or indirectly, subsidiaries. Each Guarantor has had the opportunity to review the Loan Agreement, as amended.

         SECTION 2.2. ACCOUNT RECEIPTS.

         (a) Borrower is, and will remain until such time as this Agreement is terminated, a party to the Lock Box Agreements which provide for the receipt and processing of Account payments. Each Guarantor shall irrevocably direct: (i) all non-government payors to remit payment to the servicer's post office box in Lender's name and control, and (ii) all government payors to remit payment to a second post office box of such servicer in Borrower's name. The Lock Box Agreements provide for the servicer to deposit daily all receipts of the post office boxes into deposit accounts, with non-government payor receipts paid into an account subject to Lender's control and, government payor receipts paid into an account in Borrower's name. All government payor receipts will be immediately transferred to an account in the name and control of Lender. Any receipts from Accounts received by a Guarantor must be deposited in a deposit box account promptly upon receipt.

         (b) Lender will debit the lock box account at the end of each day in payment of (i) all Lender and other fees, reimbursements, principal payments and other amounts then due and payable; and (ii) on the first day of each month with respect to interest accrued on the Loan during the preceding month. Lender shall apply excess receipts remaining in the lock box account after the payment of fees, interest, reimbursements and other amounts to the principal amount of the Loan on a daily basis.

         (c) Borrower shall bear all charges for establishing and maintaining the post office box accounts and all bank charges for such deposit accounts. Lender shall deduct from the deposit accounts all sums Borrower owes to it hereunder, including fees, interest, reimbursements and principal payments.



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                                   SECTION 3

                                SECURITY INTEREST

         SECTION 3.1. GRANT OF SECURITY INTEREST. In order to secure prompt payment and performance of the Obligations, each Guarantor hereby grants to Lender a springing pledge and security interest in the Accounts owned by it together with such third-party consents, lien waivers and estoppel certificates as Lender reasonably requires (the "COLLATERAL"), whether now owned or existing or hereafter acquired or arising and regardless of where located, subject only to Permitted Liens. This security interest in the Collateral shall attach to all Collateral, without further action on the part of Lender or any Guarantor, only upon the termination of the obligations of Borrower under Note B and the release by the holder of Note B, or its trustee or custodian, of its security interest in, and lien on, the Loan B Collateral securing such Note B obligations.

                                    SECTION 4

                            SPECIFIC REPRESENTATIONS

         SECTION 4.1. NAME OF GUARANTOR. The exact name of each Guarantor and the state in which it was formed is set forth on the attached SCHEDULE 4.1. Except as set forth on SCHEDULE 4.1 each Guarantor has no previous legal name use, no trade names and has used no other names in the past.

         SECTION 4.2. CHANGE OF NAME OR IDENTITY. A Guarantor shall not change its name, business structure, or identity or use any new trade name without prior notification of Lender.

         SECTION 4.3. CORPORATE STRUCTURE. Borrower, directly or indirectly, owns that percentage interest of the equity of each Guarantor as set forth on
SCHEDULE 4.1 attached hereto.

                                    SECTION 5

                         PROVISIONS CONCERNING ACCOUNTS

         SECTION 5.1. OFFICE AND RECORDS OF GUARANTOR. Each Guarantor's chief executive offices and the location at which it maintains all of its records with respect to Accounts is listed on SCHEDULE 5.1. No Guarantor has at any time within the past four (4) months maintained its chief executive office or its records with respect to Accounts at any other location and may not do so hereafter except with the prior written consent of Lender.

         SECTION 5.2. REPRESENTATIONS. Each Guarantor represents and warrants that each of its Accounts at the time of attachment of the security interest granted pursuant to SECTION 3.1 hereof to Lender (a) will be owned solely by Guarantor, (b) will be for a liquidated amount maturing as stated in Guarantor's Books; (c) will be a bona fide existing obligation created by the rendition of services to Account Debtors or their insured by Guarantor in the ordinary course of





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its business; and (d) will not be subject to any known deduction, offset, counterclaim, return privilege, or other condition, except as reflected on Guarantor's Books. A Guarantor shall neither redate any invoices nor reissue new invoices in full or partial satisfaction of old invoices. Allowances, if any, as between a Guarantor and its customers will be on the same basis and in accordance with the usual customary practices of a Guarantor as they exist on the date of this Agreement.

         SECTION 5.3. RETURNS AND REPOSSESSIONS. Each Guarantor shall notify Lender within five (5) business days of the occurrence of all material claims asserted by Account Debtors.

         SECTION 5.4. LENDER'S RIGHTS. Any officer, employee or agent of Lender has the right, at any time or times hereafter, in the name of Lender or its nominee (including any Guarantor), with prior notice to a Guarantor, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise. Lender or its designee may at any time after an Event of Default has occurred and is continuing notify customers or Account Debtors that Accounts have been assigned to Lender or of Lender's security interest therein and thereafter collect the same directly and charge all reasonable collection costs and expenses to Guarantor's account.

         SECTION 5.5. DISCLAIMER OF LIABILITY. Lender shall not be liable to a Guarantor or any third person for the correctness, validity or genuineness of any instruments or documents released or endorsed to a Guarantor by Lender (which are automatically deemed to be without recourse to Lender in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and Lender, by accepting a Lien on the Collateral or by releasing any Collateral to a Guarantor, is not deemed to have assumed any obligation or liability to any supplier or creditor of Guarantor or to any other third party. Each Guarantor shall indemnify and defend Lender and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Section 5.5.

         SECTION 5.6. POST DEFAULT RIGHTS. If an Event of Default has occurred and is continuing, no discount, credit or allowance may be granted or permitted by a Guarantor to any Account Debtor; provided, however, that, notwithstanding the existence of an Event of Default, (i) each Guarantor may continue to invoice and bill Account Debtors under discount, credit and allowance arrangements that such Guarantor maintained in the ordinary course of business prior to such Event of Default occurring, and (ii) Account Debtors may, during the continuance of an Event of Default, utilize discount, credit and allowance arrangements that a Guarantor extended to them in the ordinary course of business. Lender may, if an Event of Default has occurred and is continuing, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms that Lender considers advisable.

         SECTION 5.7. ACCOUNTS OWED BY FEDERAL GOVERNMENT. If any Accounts arise out of a contract with the United States of America or any department, agency, subdivision or instrumentality thereof, a Guarantor which owns such Account shall promptly notify Lender thereof in writing and take all other action reasonably requested by Lender to protect Lender's Lien on such Accounts under the provisions of the federal laws on assignment of claims.






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                                    SECTION 6

                    PROVISIONS CONCERNING GENERAL INTANGIBLES

         (a) SCHEDULE 6.1. is a true and complete list of all radiology and partnership agreements to which any Guarantor is a party and all contracts and agreements listed in any filing by Borrower with the Securities and Exchange Commission.

         (b) A Guarantor may not amend, modify or supplement any contract or agreement included in the Collateral or waive any provision thereof other than in accordance with a Guarantor's standard business practice, nor may such standard business practice be materially changed without Lender's consent, which may not be unreasonably withheld.

         (c) A Guarantor remains liable to perform all of its duties and obligations under any contracts and agreements included in the Collateral to the same extent as if this Agreement had not been executed. Lender does not have any obligation or liability under such contracts and agreements by reason of this Agreement or otherwise.

         (d) A Guarantor need not pay any amount due under any contract or agreement listed on SCHEDULE 6.1, nor otherwise perform any action required under the terms of any such contract or agreement, if such payment or performance is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, if Lender is notified in advance of such contest, and if Guarantor establishes any reserve or other appropriate provision required by GAAP.

                                    SECTION 7

                        PROVISIONS CONCERNING COLLATERAL

         SECTION 7.1. FURTHER ASSURANCES. Each Guarantor shall execute and deliver to Lender, concurrent with Guarantor's execution of this Agreement and at any time or times hereafter at the request of Lender, all financing statements, continuation financing statements, security agreements, chattel mortgages, assignments, endorsements of certificates of title, applications for titles, affidavits, reports, notices, schedules of accounts, letters of authority and all other documents Lender may reasonably request, in form satisfactory to Lender, to perfect and maintain perfected Lender's Liens in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents. Each Guarantor hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees or agents designated by Lender) as such Guarantor's true and lawful attorney with power to sign the name of Guarantor on any of the above-described documents or on any other similar documents that need to be executed, recorded, or filed in order to perfect or continue perfected Lender's Liens in the Collateral. The appointment of Lender as each Guarantor's attorney is irrevocable as long as any Obligations are outstanding. Any person dealing with Lender is entitled to rely conclusively on any written or oral statement of Lender that this power of attorney is in effect.




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         SECTION 7.2. LENDER'S DUTY OF CARE. Lender has no duty of care with respect to the Collateral except that Lender shall exercise reasonable care with respect to the Collateral in Lender's custody. Lender will be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Lender accords its own property or if Lender takes such action with respect to the Collateral as a Guarantor requests or agrees to in writing, provided that no failure to comply with any such request nor any omission to do any such act requested by Guarantor may be deemed a failure to exercise reasonable care. Lender's failure to take steps to preserve rights against any parties or property may not be deemed to be failure to exercise reasonable care with respect to the Collateral in Lender's custody. All risk, loss, damage or destruction of the Collateral is borne by each Guarantor.

         SECTION 7.3. REINSTATEMENT OF LIENS. If, at any time after payment in full of all Obligations and termination of Lender's Liens, any payments on Obligations previously made by a Guarantor or any other Person must be disgorged by Lender for any reason whatsoever (including, the insolvency, bankruptcy, or reorganization of a Guarantor or such other Person), this Agreement and Lender's Liens granted hereunder are reinstated as to all disgorged payments as though such payments had not been made, and a Guarantor shall sign and deliver to Lender all documents and things necessary to perfect all terminated Liens.

         SECTION 7.4. LENDER EXPENSES. If a Guarantor fails to pay any moneys (whether taxes, assessments, insurance premiums or otherwise) due to third persons or entities, fails to make any deposits or furnish any required proof of payment or deposit or fails to discharge any Lien not permitted hereby, all as required under the terms of this Agreement, then Lender may, to the extent that it determines that such failure by a Guarantor could have a material adverse effect on Lender's interest in the Collateral, in its discretion and without prior notice to such Guarantor, make payment of the same or any part thereof. Any amounts paid or deposited by Lender constitute Advances, become part of the Obligations, and are secured by the Collateral. Any payments made by Lender do not constitute (a) an agreement by Lender to make similar payments in the future or (b) a waiver by Lender of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or Lien, and the receipt of the usual official notice for the payment of moneys to a governmental entity is conclusive evidence that the same was validly due and owing. Each Guarantor hereby authorizes and approves all advances and payments by Lender for items constituting Lender Expenses.

         SECTION 7.5. INSPECTION OF COLLATERAL AND RECORDS. During usual business hours, Lender may inspect and examine the Collateral and check and test the same as to quality, quantity, value and condition. Lender also has the right at any time or times hereafter, during usual business hours to inspect and verify each Guarantor's Books in order to verify the amount or condition of, or any other matter relating to, the Collateral and to copy and make extracts therefrom. Each Guarantor waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Lender pursuant to this Agreement. Lender may directly contact any such accounting firm or service bureau in order to obtain such information.




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         SECTION 7.6. WAIVERS. Except as specifically provided for herein, each
Guarantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper, and guaranties at any time held by Lender on which a Guarantor may in any way be liable.

                                    SECTION 8

                         REPRESENTATIONS AND WARRANTIES

         Each Guarantor each hereby warrants and represents to Lender the following with respect to itself:

         SECTION 8.1. STATUS. Guarantor is an entity validly existing and in good standing under the laws of the state of its incorporation, is qualified and licensed to do business and is in good standing in any state in which the conduct of its business or its ownership of property requires that it be so qualified or licensed, and has the power and authority (corporate and otherwise) to execute and carry out the terms of the Loan Documents to which it is a party, to own its assets and to carry on its business as currently conducted.

         SECTION 8.2. AUTHORIZATION. The execution, delivery, and performance by Guarantor of this Agreement and each Loan Document have been duly authorized by all necessary action of the equity holders of such Guarantor. Guarantor, has duly executed and delivered this Agreement and each Loan Document to which they are a party, and each of them constitutes a valid and binding obligation of Guarantor.

         SECTION 8.3. NO BREACH. The execution, delivery and performance by Guarantor, of this Agreement and each Loan Document to which they are a party
(a) will not contravene any law or any governmental rule or order binding on Collateral owned by it; (b) will not violate any provision of the formation document of Guarantor; (c) will not violate any agreement or instrument by which Guarantor or its assets, is bound; (d) do not require any notice to consent by any Governmental Authority; and (e) will not result in the creation of a Lien on any assets of Guarantor except the Lien to Lender granted herein.

         SECTION 8.4. TAXES. All assessments and taxes, whether real, personal or otherwise, due or payable by or imposed, levied or assessed against Guarantor, or its property have been paid in full before delinquency or before the expiration of any extension period; and Guarantor has made due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law, except only for items that Guarantor are currently contesting diligently and in good faith and that have been fully disclosed in writing to Lender.

         SECTION 8.5. DEFERRED COMPENSATION PLANS. Guarantor has made all required contributions to all deferred compensation plans to which such person is required to contribute, and Guarantor has no liability for any unfunded benefits of any single-employer or multi-





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employer plans. Guarantor is not nor at any time has been a sponsor of, provided, or maintained for any employees any defined benefit plan.

         SECTION 8.6. LITIGATION AND PROCEEDINGS. Except as set forth on
SCHEDULE 8.6 attached hereto, there are no outstanding judgments against Guarantor or its assets and there are no actions or proceedings pending by or against Guarantor before any court or administrative agency. Guarantor has no knowledge of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Guarantor, except for ongoing collection matters in which Guarantor is the plaintiff and except as set forth in SCHEDULE 8.6 hereto.

         SECTION 8.7. BUSINESS. Guarantor has all franchises, authorizations, patents, trademarks, copyrights and other rights necessary to advantageously conduct its business. They are all in full force and effect and are not in known conflict with the rights of others. Guarantor is not a party to or subject to any agreement or restriction that is so unusual or burdensome that it might have a material adverse effect on Guarantor's business, properties or prospects.

         SECTION 8.8. LAWS AND AGREEMENTS. Guarantor is in compliance with all material contracts and agreements applicable to it, including obligations to contribute to any employee benefit plan or pension plan regulated by ERISA. Guarantor is in material compliance with all laws applicable to it.

         SECTION 8.9. OWNERSHIP OF ACCOUNTS. Prior to the Lender making any Advance, Guarantor is the sole owner of, and has good and marketable title to the Accounts pledged by it as security for such Loan.

         SECTION 8.10. SECURITY INTEREST. After giving effect to Advances Lender will be the holder of a valid perfected first priority security interest in the Accounts pledged by the Guarantor. Accounts pledged to the Lender in connection with any Loan will be free and clear of all liens other than Permitted Liens.

         SECTION 8.11. NO DEFAULTS. As of the date on which an Eligible Account is pledged to the Lender pursuant to the terms hereof there has been no default under such Account.

         SECTION 8.12. ORIGINATION. Each Account has been originated by Guarantor in the ordinary course of its business in accordance with Guarantor's regular credit approval process and does not contravene any laws, rules or regulations applicable thereto.

         SECTION 8.13. LEGALITY. No Eligible Account will have been originated in, or be subject to the laws of, any jurisdiction whose laws would make the terms hereof or any transaction contemplated hereby unlawful.

         SECTION 8.14. CONSENTS. Except as set forth on SCHEDULE 8.14, no consent or approval is required for the pledging of any Accounts to the Lender pursuant to the terms of this Agreement, except for such consents or approvals as have been obtained prior to the Closing Date.






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         SECTION 8.15. HEALTH CARE LAWS.

         (a) Guarantor has obtained all permits, licenses and other authorizations that are required under Health Care Laws applicable to Guarantor and is in compliance in all material respects with all terms and conditions of the required permits, licenses and authorizations, and are also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such Health Care Laws.

         (b) Guarantor is not aware of, and has not received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans that may interfere with or prevent compliance or continued compliance in any material respect with Health Care Laws.

         (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation or proceeding pending or threatened against Guarantor, relating in any way to Health Care Laws.

         SECTION 8.16. CUMULATIVE REPRESENTATIONS. The warranties, representations and agreements set forth herein are cumulative and in addition to any and all other warranties, representations and agreements that Guarantor gives, or cause to be given, to Lender, either now or hereafter.

         SECTION 8.17. FULL DISCLOSURE. No representation, warranty or statement by Guarantor contained in this Agreement, any Schedule or any document, instrument or certificate furnished by or on behalf of them pursuant to this Agreement contains any untrue, incorrect, incomplete or misleading statement of material fact, or knowingly omits to state a material fact necessary to make the statements contained therein not misleading.

         SECTION 8.18. GUARANTOR SOLVENCY.

         (a) Immediately following the execution of this Agreement and the Loan Documents, and the completion of the transactions contemplated thereby, Guarantor will be solvent, able to pay its debts as they mature, will have capital sufficient to carry on its business and all businesses in which it is about to engage, and will have assets which will have a present fair salable value greater than the amount of its Indebtedness.

         (b) Guarantor does not intend to incur debts beyond its ability to pay them as they mature and the aggregate of Guarantor's property at a fair valuation is sufficient in amount to pay its debts.

         (c) Guarantor is not contemplating filing a petition in bankruptcy or for an arrangement or reorganization under the Bankruptcy Code, nor is there any threatened bankruptcy or insolvency proceedings against any Guarantor.




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                                    SECTION 9

                                    COVENANTS

         SECTION 9.1. ENCUMBRANCE OF COLLATERAL. Each Guarantor shall not create, incur, assume or permit to exist any Lien on any Collateral now owned or hereafter acquired by such Guarantor, except for Liens to Lender and Permitted Liens.

         SECTION 9.2. BUSINESS. Each Guarantor shall engage primarily in business of the same general character as that now conducted by such Guarantor.

         SECTION 9.3. TAXES. Each Guarantor shall pay all taxes, assessments and other governmental charges imposed upon it or any of its assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or might become a Lien or charge upon any of its assets, provided that (unless any material item or property would be lost, forfeited or materially impaired as a result thereof) no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, if Lender is notified in advance of such contest, and if a Guarantor establishes any reserve or other appropriate provision required by GAAP. Each Guarantor shall make timely payment or deposit of all FICA payments and withholding taxes required of it by applicable laws and will, upon request, furnish Lender with proof satisfactory to Lender indicating that a Guarantor has made such payments or deposits.

         SECTION 9.4. ACCOUNTING SYSTEM. Each Guarantor at all times hereafter shall maintain a standard and modern system of accounting in accordance with generally accepted accounting principles consistently applied, with ledger and account cards or computer tapes, disks, printouts, and records that contain information pertaining to the Collateral that may from time to time be requested by Lender. A Guarantor shall not modify or change its method of accounting or enter into any agreement hereafter with any third-party accounting firm or service bureau for the preparation or storage of such Guarantor's accounting records without the accounting firm's or service bureau's agreeing to provide to Lender information regarding the Collateral and such Guarantor's financial condition.

         SECTION 9.5. RESTRICTIONS ON MERGER, CONSOLIDATION, SALE OF ASSETS, ISSUANCE OF STOCK, ETC. Unless authorized by Lender, a Guarantor may not:

         (a) merge or consolidate with any Person unless Guarantor is the surviving entity or the surviving entity becomes a Subsidiary of Borrower;

         (b) sell, lease or otherwise dispose of its assets in any transaction or series of related transactions (other than sales in the ordinary course of business);

         (c) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction;

         (d) become subject to any agreement or instrument which by its terms would restrict Guarantor's right or ability to perform any of its obligations to Lender pursuant to the terms of the Loan Documents; or

         (e) authorize or issue any additional stock or equity interest.

         SECTION 9.6. HEALTH CARE COVENANTS.

         (a) Each Guarantor shall comply in all material respects with, and will obtain all permits required by, all Health Care Laws applicable to them.

         (b) Each Guarantor shall promptly furnish to Lender a copy of any communication from any governmental authority concerning any possible violation of any Health Care Laws or any occurrence of which Guarantor would be required to notify any Governmental Authority with jurisdiction over Health Care Laws.

                                   SECTION 10

                                EVENTS OF DEFAULT

         An Event of Default is deemed to exist if an Event of Default has occurred and is continuing under the Loan Agreement.

                                   SECTION 11

                                    REMEDIES

         SECTION 11.1. SPECIFIC REMEDIES. After the attachment of the security interest granted hereunder pursuant to the provisions of SECTION 3.1 and upon the occurrence of any Event of Default with respect to each Guarantor, Lender may:

         (a) declare all Obligations to be due and payable immediately, whereupon they immediately become due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Guarantor;

         (b) set off against the Obligations all Collateral, balances, credits, deposits, accounts, or moneys of Guarantor then or thereafter held with Lender, including amounts represented by certificates of deposit;

         (c) pay, purchase, contest, or compromise any encumbrance, charge or Lien that, in the opinion of Lender, appears to be prior or superior to its Lien and pay all reasonable expenses incurred in connection therewith;

         (d) (i) notify Account Debtors to make payment on Account directly to Lender; (ii) settle, adjust, compromise, extend or renew Accounts, whether before or after legal proceedings to collect such Accounts have commenced; (iii) prepare and file any bankruptcy proofs of claim or similar documents against any Account Debtor; (iv) prepare and file any notice, assignment, satisfaction, or release of Lien, UCC termination statement or any similar document; (v) sell or assign Accounts, individually or in bulk, upon such terms, for such amounts, and at such time or times as Lender deems advisable; and (vi) complete the performance required of a Guarantor under any contract or agreement to which Guarantor is a party and out of which Accounts arise or may arise; and

         (e) (i) endorse Guarantor's name on all checks, notes, drafts, money orders or other forms of payment of or security for Accounts or other Collateral; (ii) sign Guarantor's name on drafts drawn on Account Debtors or issuers of letters of credit; and (iii) notify the postal authorities in Guarantor's name to change the address for delivery of Guarantor's mail to an address designated by Lender, receive and open all mail addressed to Guarantor, copy all mail, return all mail relating to Collateral, and hold all other mail available for pickup by Guarantor.

         SECTION 11.2. POWER OF ATTORNEY. Each Guarantor hereby appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as such Guarantor's attorney, with power whether before or after the occurrence of an Event of Default: (a) to endorse Guarantor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession; (b) to sign Guarantor's name on drafts against Account Debtors, on schedules and assignments of Accounts, on verifications of Accounts, and on notices to Account Debtors; (c) to notify the post office authorities to change the address for delivery of Guarantor's mail to an address designated by Lender, to receive and open all mail addressed to Guarantor and to retain all mail relating to the Collateral and forward all other mail to Guarantor; (d) to send requests for verification of Accounts; (e) to execute UCC Financing Statements; and (f) to do all things necessary to carry out this Agreement. The appointment of Lender as each Guarantor's attorney and each and every one of Lender's rights and powers, being coupled with an interest, are irrevocable as long as any Obligations are outstanding. Lender may not exercise the power granted in clauses 11.2(a) through 11.2(c) unless an Event of Default has occurred and is continuing and may not exercise the power granted in clause 11.2(d) prior to notification of a Guarantor of its intent to do so, but such limitations do not limit the effectiveness of such power of attorney at any time. Any person dealing with Lender is entitled to rely conclusively on any written or oral statement of Lender that this power of attorney is in effect. Lender may also use each Guarantor's stationery in connection with exercising its rights and remedies and performing the Obligations of a Guarantor.

         SECTION 11.3. EXPENSES SECURED. All expenses, including attorney fees, incurred by Lender in the exercise of its rights and remedies provided in this Agreement or by law are payable by each Guarantor to Lender, are part of the Obligations, and are secured by the Collateral.

         SECTION 11.4. EQUITABLE RELIEF. Each Guarantor recognizes that in the event such Guarantor fails to perform, observe, or discharge any of its Obligations or liabilities under this Agreement, no remedy of law will provide adequate relief to Lender, and Lender is entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         SECTION 11.5. REMEDIES ARE CUMULATIVE. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other right or remedy given under this Agreement or under any other agreement between Lender and a Guarantor or Borrower or any other Guarantor or now or hereafter existing at law or in equity or by statute. Lender may pursue its rights and remedies concurrently or in any sequence, and no exercise of one right or remedy may be deemed to be an election. No delay by Lender constitutes a waiver, election, or acquiescence by it. Each Guarantor on its behalf waives any rights to require Lender to proceed against Borrower or any other Guarantor or any other party; or proceed against or exhaust any security held from Borrower or any other Guarantor. Lender may at any time and from time to time, without notice to, or consent of, a Guarantor, and without affecting or impairing the obligation of Guarantor hereunder do any of the following: (i) renew or extend any obligations of Borrower or any other Guarantor, or of any other party at any time directly or contingently liable for payment of any of the obligations of Borrower or any other Guarantor; (ii) accept partial payments of the obligations of Borrower or any other Guarantor;
(iii) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the obligations of Borrower or any other Guarantor and the security therefor in any manner; (iv) consent to the transfer or sale of any security or bid and purchase at any sale of any security of either Borrower or any other Guarantor. The validity of this Agreement and the Obligations of a Guarantor are not terminated, affected or impaired by reason of the waiving, delaying, exercising or non-exercising, of any of Lender's rights against Borrower or any other Guarantor or as a result of the substitution, release, repossession, sale, disposition or destruction of any Collateral securing any obligations of Borrower or any other Guarantor. A Guarantor is not released or discharged, either in whole or in part, by Lender's failure or delay to perfect or continue the perfection of any security interest in any Collateral which secures the obligations of Borrower or any other Guarantor or to protect the property covered by such security interest.

                                   SECTION 12

                                  MISCELLANEOUS

         SECTION 12.1. DELAY AND WAIVER. No delay or omission to exercise any right impairs any such right or be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient. A waiver on one occasion is limited to that particular occasion.

         SECTION 12.2. COMPLETE AGREEMENT. This Agreement, the Schedules and the other Loan Documents are the complete agreement of the parties hereto and supersede all previous understandings relating to the subject matter hereof. This Agreement may be amended only by an instrument in writing that explicitly states that it amends this Agreement and is signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts, each of which will be an original and all of which will constitute a single agreement.

         SECTION 12.3. SEVERABILITY; HEADINGS. If any part of this Agreement or the application thereof to any person or circumstance is held invalid, the remainder of this Agreement is unaffected thereby. The section headings herein are included for convenience only and may not be deemed to be a part of this Agreement.

         SECTION 12.4. BINDING EFFECT. This Agreement is binding upon and inures to the benefit of the respective legal representatives, successors and assigns of the parties hereto; provided however, a Guarantor may not assign any of its rights or delegate any of its Obligations hereunder. Lender (and any subsequent assignee) may transfer and assign this Agreement and deliver the Collateral to the assignee, who thereupon has all of the rights of Lender; and Lender (or such subsequent assignee who in turn assigns as aforesaid) is then relieved and discharged of any responsibility or liability with respect to this Agreement and said Collateral.

         SECTION 12.5. NOTICES. Any notices under or pursuant to this Agreement are deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, or when delivered by courier or when transmitted by telex, telecopy, or similar electronic medium to the following addresses:

                  To Guarantor:     c/o US Diagnostic Inc.
                                    777 S. Flagler Drive, 12th Floor
                                    West Palm Beach,  FL  33401
                                    Attention:  Joseph Paul, President

                                    Telephone:  (561) 832-0006
                                    Facsimile:  (561) 833-8391

                  Copies to:        Greenberg Traurig, P.A.
                                    777 South Flagler Drive
                                    Suite 300 East
                                    West Palm Beach, FL  33401
                                    Attention:  Denise A. Gordan, Esq.

                                    Telephone:  (561) 650-7900
                                    Facsimile:  (561) 655-6222

                  To Lender:        DVI Business Credit Corporation
                                    4041 MacArthur Blvd., Suite 401
                                    Newport Beach, CA 92660
                                    Attention:  Cynthia J. Cohn

                                    Telephone:  (714) 474-6100
                                    Facsimile:  (714) 474-6199

                  Copies to:        DVI Business Credit Corporation
                                    500 Hyde Park
                                    Doylestown, PA  18901
                                    Attention:  Melvin C. Breaux, Esq.
                                                General Counsel

                                    Telephone:  (215) 230-2931
                                    Facsimile:  (215) 345-7759

         Any party may change such address by sending notice of the change to the other parties; such change of address is effective only upon actual receipt of the notice by the other parties.

         SECTION 12.6. GOVERNING LAW. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF CALIFORNIA (WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICTS OF LAW).

         SECTION 12.7. WAIVER OF TRIAL BY JURY. LENDER AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR ANY OF THE SECURITY DOCUMENTS OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LENDER AND GUARANTOR.

         SECTION 12.8. SUBMISSION TO JURISDICTION.

         (a) GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CALIFORNIA OR FEDERAL COURT SITTING IN ORANGE COUNTY, CALIFORNIA, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. GUARANTOR HEREBY AGREES THAT SERVICE OF COPIES OF SUMMONS AND COMPLAINTS AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING HEREUNDER MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH AT THE BEGINNING OF THIS AGREEMENT.

         (b) NOTHING IN THIS SECTION 12.8 SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ANY OF ITS PROPERTIES IN THE COURTS OF OTHER JURISDICTIONS TO THE EXTENT OTHERWISE PERMITTED BY LAW.

         (c) TO THE EXTENT THAT BORROWER HAS OR HEREAFTER MAY ACQUIRE (i) ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF CALIFORNIA OR ANY FEDERAL COURT SITTING IN ORANGE COUNTY, CALIFORNIA OR FROM ANY LEGAL PROCESS OUT OF ANY SUCH COURT

(WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, OR (ii) ANY OBJECTION TO THE LAYING OF THE VENUE OR OF AN INCONVENIENT FORUM OF ANY SUIT, ACTION OR PROCEEDING, IF BROUGHT IN CALIFORNIA OR FEDERAL COURT SITTING IN ORANGE COUNTY, CALIFORNIA UNDER PROCESS SERVED IN ACCORDANCE WITH SUBPARAGRAPH (a) ABOVE, BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY OR OBJECTION IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LOANS.

         IN WITNESS WHEREOF, each Guarantor and Lender have executed this Agreement by their duly authorized officers as of the date first above written.

AH IMAGING, INC.                            BRIDGETON MRI CENTER, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


MR OF KANSAS CITY, L.P.                     KIRKWOOD MRI CENTER, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


OUTPATIENT RADIOLOGY CENTER                 DI IMAGING CENTER, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


LB IMAGING, INC.                            COMMUNITY RADIOLOGY OF
                                            VIRGINIA, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


USDL PITTSBURGH, INC.                       MEDITEK - CHATHAM
                                            INDUSTRIES, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------

HEIGHTS IMAGING CENTER, INC.                MEDICAL MARKETING
                                            DEVELOPMENT, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------

SANTA FE IMAGING CENTER, INC.               AFFILIATED MEDICAL IMAGING
                                            NETWORK, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


USD DAYTON, INC.                            WESTLAKE DIAGNOSTIC CENTER,
                                            INC.

By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


MICA IMAGING, INC.                          DVI BUSINESS CREDIT
                                            CORPORATION


By: /s/ Joseph A. Paul                      By: /s/ Richard E. Miller
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Richard E. Miller
     -----------------------------               ------------------------------
Title: President                            Title: Vice President
      ----------------------------                -----------------------------

                                   GUARANTORS


MR of Kansas City, L.P.
Outpatient Radiology Center
Community Radiology of Virginia, Inc.
USDL Pittsburgh, Inc.
MediTek - Chatham Industries, Inc.
Heights Imaging Center, Inc.
Medical Marketing Development, Inc.
Santa Fe Imaging Center, Inc.
Affiliated Medical Imaging Network, Inc.
USD Dayton, Inc.
Westlake Diagnostic Center, Inc.
MICA Imaging, Inc.
Bridgeton MRI Center, Inc.
Kirkwood MRI Center, Inc.
AH Imaging, Inc.
DI Imaging Center, Inc.
LB Imaging, Inc.






















                                   EXHIBIT "A"
                                       to
                               SECURITY AGREEMENT